                                                          Exhibit No. 10(iii)(k)




                        THOMASVILLE FURNITURE INDUSTRIES
                        --------------------------------

                          THOMASVILLE ACHIEVEMENT PLAN
                          ----------------------------



                                                                    January 1993

                                    PURPOSE
                                    -------

The Thomasville Achievement Plan is intended to promote the company's financial success by recognizing the significant contributions key managers can make to the achievement of company goals. The plan's objective is to motivate key Thomasville managers to produce outstanding results by providing to them the opportunity to earn additional financial rewards based on the attainment of corporate and business unit goals.

                                    CONCEPT
                                    -------

At the beginning of the year, an annual Target Achievement Award is established for each key manager based on the achievement of specific financial goals. When the year is over, the results actually achieved will be evaluated against these goals to determine the specific amount, if any, of additional compensation earned.

                                ADMINISTRATION
                                --------------

Subject to the final approval of the Compensation Committee, the plan will be administered by the President, Thomasville Furniture Industries, Inc., with the advice and counsel of Thomasville's key executives.

                                  ELIGIBILITY
                                  -----------

Participation in the Plan will be limited to key managers whose duties and responsibilities permit them to make a continuing material impact on the achievement of organization goals. The President of TFI will annually determine participants based upon recommendations of the company's key management.

To be a participant, a manager must have been in an eligible position at least for the period July 1 through December 31 of the year in which awards are to be paid.

                              AWARD DETERMINATION
                              -------------------

Target Awards
- -------------

A Target Achievement Award, expressed as a percentage of the participant's base salary earnings, is established for each eligible manager. Target awards vary with levels and types of responsibility, as reflected in position grades for each eligible manager. Refer to Exhibit I for the current Achievement groups and Award percentages.

Timing of Payment
- -----------------

Awards are to be paid on or around March 1 following the close of the plan year.

Target Award Allocation
- -----------------------

Target awards for eligible participants will be based on the achievement of a TFI "PAR" ROA Target, TFI Business Unit Budget ROA, and TFI Business Unit "PAR" ROA. The following is the allocation of target awards for all managers:

                                           Line      Staff
                                          Manager   Manager
                                          --------  --------
          TFI "PAR" ROA Target              20%       40%
          TFI Business Unit "PAR" ROA       30%       --
          TFI Business Unit Budget ROA      50%       --
          TFI Budget ROA                    --        60%

                                    Example
                                    -------

                            John Doe, Line Manager
                         Annual Base Salary:  $48,000
                          Target Award Percent:  15%

          Annual Salary    x    Target Percentage     =    Target Award
            $48,000                  15%                     $7,200

                            Target Award Allocation
                            -----------------------
          TFI "PAR" ROA                   20%  x  $7,200  =  $1,440
          TFI Business Unit "PAR" ROA     30%  x  $7,200  =  $2,160
          TFI Business Unit Budget ROA    50%  x  $7,200  =  $3,600
          Total Target Award                                 $7,200

TFI "PAR" ROA Segment
- ---------------------

As a measure of the long-term corporate results, the President of Thomasville, in consultation with senior management, establishes a "PAR" target based on return on assets for the company. This goal needs to be fixed over a period in time as a long-term objective for the company. The goal includes a threshold below which no award will be made, and a maximum level above which no additional award is earned. The amount earned at each level of achievement is determined by the award earnings Schedule A attached.

TFI Budget ROA Segment
- ----------------------

As a measure of the annual efforts, the President of Thomasville, in consultation with senior management, establishes an annual budget based on return on assets. This budget includes a threshold level below which no awards are made, and a maximum level above which no additional award is earned. The amount earned at each level of achievement is determined by the award earnings Schedule B attached.

TFI Business Unit "PAR" ROA
- ---------------------------

As a measure of the long-term business unit results, the President of Thomasville in consultation with senior management of the business unit, establishes a "PAR" target based on return on assets for the business unit.
This goal needs to be fixed over a period of time as a long-term objective for the business unit. The goal includes a threshold below which no award will be made, and a maximum level above which no additional award is earned. The amount earned at each level of achievement is determined by the awards earnings schedules attached.

TFI Business Unit Budget ROA
- ----------------------------

As a measure of the annual efforts, the President of Thomasville in consultation with the business unit senior management, establishes an annual budget based on return on assets. This budget includes a threshold level below which no awards are made, and a maximum level above which no additional award is earned. The amount earned at each level of achievement is determined by the award earnings schedules attached.

Determining Actual Awards
- -------------------------

The actual award payable is determined by multiplying each segment of the target award by the appropriate percentage of the award earned. The sum of these calculations represents the participant's recommended award. The calculation is illustrated in the examples which follow.

If actual TFI "PAR" ROA results are less than the threshold, there will be no award under this segment of the plan. In this situation, payments under the business unit or TFI Budget ROA segment of the plan will only be made if the business unit or TFI Budget ROA reaches or exceeds 100% of its goal.

Benefit Plans
- -------------

Individual Achievement Awards are included in total compensation for the purpose of computing pensions, Savings Investment Plan contributions, and Share-in-Success Plan contributions. Such awards, however, are not used in calculating group life insurance or long-term disability payments.

                                                                       Example 1
                                                                       ---------

                    THOMASVILLE FURNITURE INDUSTRIES, INC.
                    --------------------------------------

                         THOMASVILLE ACHIEVEMENT PLAN
                         ----------------------------


Name:     John Doe                      Title:
      ----------------------------             ----------------------------

Unit:       Line Unit B
      ----------------------------

Target Award
- ------------

             Base Salary   x   Target Percentage   =   Target Award
             -----------       -----------------       ------------
              $48,000             15%                  $7,200

Award Allocation
- ----------------
      TFI "PAR" Target           20%   x   $7,200  =   $1,440

      TFI Business Unit "PAR"    30%   x   $7,200  =   $2,160

      TFI Business Unit Budget   50%   x   $7,200  =   $3,600
                                                       ------

                                 Target Award          $7,200
Award Calculation - Example
- ---------------------------

                              Achievement        Award
Segment                         Factor         Allocation      Award
- -------                         ------         ----------      -----
TFI "PAR" ROA                   108.0%     x     $1,440    =   $3,110
TFI Business Unit "PAR"         125.0%     x     $2,160    =   $2,700
TFI Business Unit Budget ROA    150.0%     x     $3,600    =   $5,400
                                                               ------

                                 Recommended Award            $11,210